Exhibit 10.14

Amendment No. 1 to the
Radian Group Inc.
Global Expense Allocation and Services Agreement

This Amendment No. 1 is made and entered into as of April 1, 2017, by and among Radian Group Inc.
(the “Group”), and its insurance subsidiaries, denoted in the attached Global Expense Allocation and Services Agreement (the “Agreement”) January 1, 2016, as the “Company” or “Companies” Expense.

Effective April 1, 2017, the last sentence of Article 1(d) of the Agreement is hereinafter amended as follows:

“The basis for determining such allocated charges shall be those used by Group for internal cost distribution as specified in Article 2 and Appendix No. 1, as revised April 1, 2017.”

The parenthetical in the last sentence of Article 2(a)(iii) is hereafter amended as follows:

“…(see Appendix No. 1, as revised April 1, 2017 hereof for current identified allocation percentages);”

Appendix No. 1 to the Agreement has been revised and attached hereto as Appendix No. 1, as revised April 1, 2017.

IN WITNESS WHEREOF, the parties hereto and the parties to the Agreement as noted below have caused this amendment to be signed in their corporate names on this 7 day of August, 2017.

Agreed and Accepted:
Radian Group Inc.
Radian Guaranty Reinsurance Inc.(“RGRI”)
Radian Guaranty Inc. (“RGC”)
Radian Insurance Inc. (“RIINC”)
Radian Mortgage Assurance Inc.
Radian Mortgage Insurance Inc.
Radian Investor Surety Inc.
Radian Mortgage Guaranty Inc.
Radian Reinsurance Inc.

By: /s/ Tami A. Bohm

Attest: /s/ Timothy W. Hunter

Amendment No. 2 to the
Radian Group Inc.
Global Expense Allocation and Services Agreement

This Amendment No. 2 is made and entered into as of April 11, 2018, by and among Radian
Group Inc. (the “Group”), and its insurance subsidiaries, denoted in the attached Global Expense Allocation and Services Agreement (the “Agreement”) January 1, 2016, as the “Company” or “Companies” Expense.

Effective upon execution of this Amendment, the last sentence of Article 1(d) of the Agreement is hereinafter amended as follows:

“The basis for determining such allocated charges shall be those used by Group for internal cost distribution as specified in Article 2 and Appendix No. 1, as revised January 1, 2018.”

In addition, Article 1(d) shall be amended by the addition of the following section to the Article:

(iii)    If at any time any of the Companies fail to remit payment for services hereunder within thirty (30) days, the Company will pay interest to the Group at a rate of 3% .

The last sentence of Article 5 of the Agreement is hereinafter amended and restated as follows:

“Group shall indemnify the Companies in the event of ~~gross~~ all negligence or willful misconduct on the part of Group”

IN WITNESS WHEREOF, the parties hereto and the parties to the Agreement as noted below have caused this amendment to be signed in their corporate names on this 11 day of April, 2018.

Agreed and Accepted:
Radian Group Inc.
Radian Guaranty Reinsurance Inc.(“RGRI”)
Radian Guaranty Inc. (“RGC”)
Radian Insurance Inc. (“RIINC”)
Radian Mortgage Assurance Inc.
Radian Investor Surety Inc.
Radian Mortgage Guaranty Inc.
Radian Reinsurance Inc.

By: /s/ Tami A. Bohm

Attest: /s/ Timothy W. Hunter

Amendment No. 3 to the
Radian Group Inc.
Global Expense Allocation and Services Agreement

This Amendment No. 3 is made and entered into as of May 31, 2019, by and among Radian Group Inc.
(the “Group”), and its insurance subsidiaries, denoted in the attached Global Expense Allocation and Services Agreement (the “Agreement”) dated January 1, 2016, as the “Company” or “Companies” Expense.

Effective upon execution of this Amendment, the last sentence of Article 1(d) of the Agreement is hereinafter amended as follows:

“The basis for determining such allocated charges shall be those used by Group for internal cost distribution as specified in Article 2 and Appendix No. 1, as revised January 1, 2019.”

The parenthetical in the last sentence of Article 2(a)(iii) is hereafter amended as follows:

“…(see Appendix No. 1, as revised January 1, 2019 hereof, for current identified allocation percentages);”

The Appendix No. 1, dated January 1, 2018 to the Agreement is hereby replaced by the Appendix No. 1, dated January 1, 2019.

IN WITNESS WHEREOF, the parties hereto and the parties to the Agreement as noted below have caused this amendment to be signed in their corporate names on this 31 day of May, 2019.

Agreed and Accepted:
Radian Group Inc.
Radian Guaranty Reinsurance Inc.(“RGRI”)
Radian Guaranty Inc. (“RGC”)
Radian Insurance Inc. (“RIINC”)
Radian Mortgage Assurance Inc.
Radian Investor Surety Inc.
Radian Mortgage Guaranty Inc.
Radian Reinsurance Inc.

By: /s/ Tami A. Bohm

Attest: /s/ Kevin C. Rakowski

Amendment No. 4 to the
Radian Group Inc.
Global Expense Allocation and Services Agreement

This Amendment No. 4 is made and entered into as of June 10, 2019, by and among Radian Group Inc.
(the “Group”), and its insurance subsidiaries, denoted in the attached Global Expense Allocation and Services Agreement (the “Agreement”) dated January 1, 2016, as the “Company” or “Companies” Expense.

Effective upon execution of this Amendment, the last sentence of Article 1(d) of the Agreement is hereinafter amended as follows:

“The basis for determining such allocated charges shall be those used by Group for internal cost distribution as specified in Article 2 and Appendix No. 1, as revised May 1, 2019.”

The parenthetical in the last sentence of Article 2(a)(iii) is hereafter amended as follows:

“…(see Appendix No. 1, as revised May 1, 2019 hereof, for current identified allocation percentages);”

The Appendix No. 1, dated January 1, 2019 to the Agreement is hereby replaced by the Appendix No. 1, dated May 1, 2019.

IN WITNESS WHEREOF, the parties hereto and the parties to the Agreement as noted below have caused this amendment to be signed in their corporate names on this 10 day of June, 2019.

Agreed and Accepted:
Radian Group Inc.
Radian Guaranty Reinsurance Inc.(“RGRI”)
Radian Guaranty Inc. (“RGC”)
Radian Insurance Inc. (“RIINC”)
Radian Mortgage Assurance Inc.
Radian Investor Surety Inc.
Radian Mortgage Guaranty Inc.
Radian Reinsurance Inc.

By: /s/ Tami A. Bohm

Attest: /s/ Angela W. Stan

Amendment No. 5 to the
Radian Group Inc.
Global Expense Allocation and Services Agreement

This Amendment No. 5 is made and entered into as of March 12, 2020, by and among Radian Group
Inc. (the “Group”), and its insurance subsidiaries, denoted in the attached Global Expense Allocation and Services Agreement (the “Agreement”) dated January 1, 2016, as the “Company” or “Companies” Expense.

Effective upon execution of this Amendment, the last sentence of Article 1(d) of the Agreement is hereinafter amended as follows:

“The basis for determining such allocated charges shall be those used by Group for internal cost distribution as specified in Article 2 and Appendix No. 1, as revised January 1, 2020.”

The parenthetical in the last sentence of Article 2(a)(iii) is hereafter amended as follows:

“…(see Appendix No. 1, as revised January 1, 2020 hereof, for current identified allocation percentages);”

The Appendix No. 1, dated May 1, 2019 to the Agreement is hereby replaced by the Appendix No. 1, dated January 1, 2020.

IN WITNESS WHEREOF, the parties hereto and the parties to the Agreement as noted below have caused this amendment to be signed in their corporate names on this 12 day of March, 2020.

Agreed and Accepted:
Radian Group Inc.
Radian Guaranty Reinsurance Inc.(“RGRI”)
Radian Guaranty Inc. (“RGC”)
Radian Insurance Inc. (“RIINC”)
Radian Mortgage Assurance Inc.
Radian Investor Surety Inc.
Radian Mortgage Guaranty Inc.
Radian Reinsurance Inc.

By: /s/ Tami A. Bohm

Attest: __________________________________________

Amendment No. 6 to the
Radian Group Inc.
Global Expense Allocation and Services Agreement

This Amendment No. 6 is made and entered into as of March 19, 2021, by and among Radian
Group Inc. (the “Group”), and its insurance subsidiaries, denoted in the attached Global Expense Allocation and Services Agreement (the “Agreement”) dated January 1, 2016, as the “Company” or “Companies” Expense.

Effective upon execution of this Amendment:

Radian Guaranty Reinsurance Inc. is no longer a party to the Agreement; and

The parenthetical in the last sentence of Article 2(a)(iii) is hereafter amended as follows:

“…(see Appendix No. 1, as revised January 1, 2021 hereof, for current identified allocation percentages);”

The Appendix No. 1, dated January 1, 2020 to the Agreement is hereby replaced by the Appendix No. 1, dated January 1, 2021.

IN WITNESS WHEREOF, the parties hereto and the parties to the Agreement as noted below have caused this amendment to be signed in their corporate names on this 19 day of March, 2021.

Agreed and Accepted:
Radian Group Inc.
Radian Guaranty Inc. (“RGC”)
Radian Insurance Inc. (“RIINC”)
Radian Mortgage Assurance Inc.
Radian Investor Surety Inc.
Radian Mortgage Guaranty Inc.
Radian Reinsurance Inc.

By: /s/ Tami A. Bohm

Attest: __________________________________________

Amendment No. 7 to the
Radian Group Inc.
Global Expense Allocation and Services Agreement

This Amendment No. 7 is made and entered into as of April 1, 2022, by and among Radian
Group Inc. (the “Group”), and its insurance subsidiaries, denoted in the attached Global Expense Allocation and Services Agreement (the “Agreement”) dated January 1, 2016, as the “Company” or “Companies” Expense.

Effective upon execution of this Amendment:

The address of the Companies referenced in the Agreement shall be amended to be:
550 East Swedesford Rd., #350, Wayne, PA 19087.

Radian Mortgage Guaranty Inc. and Radian Investor Surety Inc. are no longer a party to the Agreement; and

The parenthetical in the last sentence of Article 2(a)(iii) is hereafter amended as follows:

“…(see Appendix No. 1, as revised April 1, 2022 hereof, for current identified allocation percentages);”

The Appendix No. 1, dated January 1, 2021 to the Agreement is hereby replaced by the Appendix No. 1, dated April 1, 2022.

IN WITNESS WHEREOF, the parties hereto and the parties to the Agreement as noted below have caused this amendment to be signed in their corporate names on this 14 day of July, 2022.

Agreed and Accepted:
Radian Group Inc.
Radian Guaranty Inc. (“RGC”)
Radian Insurance Inc. (“RIINC”)
Radian Mortgage Assurance Inc.
Radian Reinsurance Inc.

By: /s/ Tami A. Bohm

Attest: __________________________________________